Supplement, dated February 17, 2023

to Initial Summary Prospectus and Updating Summary Prospectus, dated May 1, 2022

Initial Summary Prospectus and Updating Summary Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

457 Plan Contracts

The following supplemental information should be read in conjunction with the Initial Summary Prospectus and Updating Summary Prospectus dated May 1, 2022 for the 457 Plan Contracts dated May 1, 2022 (the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Accounts”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “Our Payment of Account Value to Your or a Beneficiary” section, within the “Your Right to Make Withdrawals” subheading, replace the last paragraph with the following:

A Plan may, but is not required, to provide that:

•	You may choose to receive the Account Value, when you have a right to receive it, in a single sum or in installment payments instead of by receiving Annuity Payments.

•

You may elect to defer to a future date when withdrawals of your Account Value are to begin, which must begin by your required beginning date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73, or the year you terminate employment. Your plan, if it contains this provision, will specify the time and manner for you to make this election and choose a form of payment and may impose certain conditions, such as irrevocability of the election (see “When You Must Take Minimum Distributions”).

•	You may make one election to extend the date at which you will begin receiving payments of your Account Value.

Within the “Our Payment of Account Value to You or a Beneficiary” section, within the “Partial Withdrawals” subheading, replace the first paragraph with the following:

If you are permitted to make withdrawals under your Plan, you usually may specify a fixed amount of your Account Value to be withdrawn each month, or a fixed period during which we must pay out all of your Account Value, and special rules may apply for the amount and timing of subsequent withdrawals. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise. If your plan permits, you may elect to make partial withdrawals under our Specified Payments Option of at least $100 per month and you may tell us the Investment Alternatives from which the withdrawals should be taken.

Within the “Our Payment of Account Value to You or a Beneficiary” section, within the “Income Tax Consequences of Withdrawals” subheading, replace the second paragraph with the following:

You generally must begin taking distributions of Account Value by no later than your required beginning date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73, or the year you terminate employment with the employer sponsoring the Plan. A Plan, however, may require you, if you are still employed, to begin receiving minimum distributions at your required beginning date. If you reached age 70 1⁄2 during a year prior to 2020, you were required to begin taking distributions of Account Value by April 1 of the year following the year you reached age 70 1⁄2. However, the Coronavirus Aid, Relief, and Economic Security (CARES) Act waived all minimum required distributions for 2020. If you are subject to minimum distribution requirements, you may be required to make certain withdrawals from your Account Value, or you may choose to begin receiving Annuity Payments (if your Plan permits) to meet the requirements.